                                                                    EXHIBIT (21)

                                                         As of December 31, 1993

                   Subsidiaries of Capital Cities/ABC, Inc.
                   ----------------------------------------

                                                             Jurisdiction
                                                                  of
                                                             Incorporation
                                                             -------------

Capital Cities/ABC, Inc. (parent)                            New York
     ABC Holding Company Inc.                                Delaware
         ABC Cable and International Broadcast, Inc.         Delaware
              (formerly Capital Cities/ABC Video
                      Enterprises, Inc.)
              ABC Cable and International Broadcast          Delaware
                Worldwide Holdings, Inc.
                   (formerly Capital Cities/ABC Video
                      Enterprises Worldwide Holdings, Inc.)
              Capital Cities/ABC Video, Inc.                 Delaware
              Capital Cities/ABC Video Musical               Delaware
                Investments, Inc.
              Capital Cities/ABC Video Productions, Inc.     Delaware
                   COBRA Productions, Inc.                   California
                   DIC Post, Inc.                            California
                   HAC MFP Productions, Inc.                 California
                   MFP Productions, Inc.                     California
                     (Stock in these 4 companies is held
                      by DIC Productions, L.P., a Delaware
                      limited partnership, in which Capital
                      Cities/ABC Video Productions, Inc. is
                      the general partner)
                   HEMPRO, Inc.                              Delaware
                        TPT, Inc.                            California
              Capital Cities/ABC Video Systems, Inc.         Delaware
              Discriminating Distribution                    Delaware
                Enterprises, Inc.
              French Productions, Inc.                       Delaware
              Top Drawer Productions, Inc.                   Delaware
                   (formerly Mexican Investments, Inc.)
              910353 Ontario Inc.                            Canada
              Spanish Productions, Inc.                      Delaware
         ABC Consumer Magazines Holding Company, Inc.        Delaware
         ABC Daytime Circle, Inc.                            Delaware
         ABC Network Holding Company, Inc.                   Delaware
              ABC Equipment Leasing, Inc.                    New York
              ABC Motion Pictures, Inc.                      Delaware
              ABC Records, Inc.                              New York
                  ABC Circle Music, Inc.                     New York
                  American Broadcasting Music, Inc.          New York
              ABC Theatre Holdings, Inc.                     Delaware
                  ABC Interstate Theatres, Inc.              Delaware
                  ABC Southeastern Theatres, Inc.            Delaware
              Ambro Land Holdings, Inc.                      Delaware
                  Ambroco Development Corp.                  New York
                  Broadway Development Corp.                 New York
                  Columbus West Development Corp.            New York
                  67th Street Development Corp.              New York
                  66th Street Development Corp.              New York

                                      -2-
Capital Cities/ABC, Inc. (parent) (continued)
     ABC Holding Company Inc. (continued)
          ABC Network Holding Company, Inc. (continued)
               Circle Location Services, Inc.                  Delaware
               Stage Five Productions, Inc.                    California
               TNC Company, Inc.                               Delaware
          ABC News Holding Company, Inc.                       Delaware
               ABC News, Inc.                                  Delaware
                    ABC News InterActive, Inc.                 Delaware
               ABC News Intercontinental, Inc.                 Delaware
                    Worldwide Television News Corporation      Delaware
                         Transcontinental Television, Inc.     Delaware
                         Worldwide Television News             France
                           France S.A.R.L.
                         Worldwide Television News GmbH        Germany
                         Worldwide Television News             United Kingdom
                           (U.K.) Limited
                              Starbird Satellite Services      United Kingdom
                                Limited
               ABC News Overseas Sales, Inc.                   Delaware
          ABC Radio Network, Inc.                              Delaware
               ABC Radio International, Inc.                   Delaware
               ABC Radio (UK) Limited                          United Kingdom
               ABC/Watermark, Inc.                             Delaware
          ABC Sports Holding Company, Inc.                     Delaware
               ABC Sports, Inc.                                New York
                    ABC Sports Intercontinental S.A.R.L.       France
                    ABC Sports Marketing, Inc.                 Delaware
                    ABC Sports Video, Inc.                     Delaware
          American Broadcasting Companies, Inc.                Delaware
          Capital Cities/ABC National Television               Delaware
            Sales, Inc.
          Capital Cities/ABC  Video Publishing, Inc.           Delaware
          Chilton Holding Company, Inc.                        Delaware
               Chilton Company                                 Delaware
                    Automotive Information                     Illinois
                      Properties, Inc.
                    Capital Cities/ABC Diversified             Germany
                      Advertising GmbH
                    The Center for Curriculum                  Delaware
                      Development, Inc.
                    Chilton Professional Automotive, Inc.      Delaware
          ESPN Holding Company, Inc.                           Delaware
               ESPN, Inc.                                      Delaware
                    English Sports, Inc.                       Delaware
                         ESPN 88                               United Kingdom
                         Transatlantic Productions, Inc.       Delaware
                    ESPN Asia, Ltd.                            Delaware
                    ESPN Enterprises, Inc.                     Delaware
                    European Investment Company, Inc.          Delaware
                    European Media Development                 Delaware
                      Company, Inc.
                    European Sports Program Network, Inc.      Delaware
                    O.C.C. Sports, Inc.                        Delaware
                         O.P.I. Sports, Inc.                   Delaware

          Farm Progress Holding Company, Inc.                      Delaware
               Farm Progress Companies, Inc.                       Illinois
                    Farm Progress Insurance Services, Inc.         Illinois
                         Indiana Prairie Farmer Insurance          Indiana
                           Services, Inc.
                    New York Farm Show, Inc.                       New York
               The Miller Publishing Company, Inc.                 Minnesota
          Hitchcock Holding Company, Inc.                          Delaware
               Hitchcock Publishing Company                        Delaware
                    Professional Exposition Management             Delaware
                      Company, Inc.
          KABC-AM Radio, Inc.                                      Delaware
          KGO Television, Inc.                                     Delaware
          KGO-AM Radio, Inc.                                       Delaware
          KLOS-FM Radio, Inc.                                      Delaware
               KLOS Syndications, Inc.                             Delaware
          L.I.C. Warehouse Realty Company, Inc.                    Delaware
          Los Angeles Magazine Holding Company, Inc.               Delaware
               Los Angeles Magazine, Inc.                          Delaware
          NILS Holding Company, Inc.                               Delaware
               NILS Publishing Company                             Delaware
                    CCB/NILS, Inc.                                 Delaware
                    NILS Enterprises, Inc.                         Delaware
          Premiere Cassettes Marketing, Inc.                       Delaware
          36/38/40 West 66 Realty Company, Inc.                    Delaware
          WABC-AM Radio, Inc.                                      Delaware
          WLS Television, Inc.                                     Delaware
          WLS-AM Holding Company, Inc.                             Delaware
               WLS, Inc.                                           Delaware
          WLS-FM Radio, Inc.                                       Delaware
          WMAL Holding Company, Inc.                               Delaware
               WMAL, Inc.                                          Delaware
          WPLJ-FM Radio, Inc.                                      Delaware
     ABC/Kane Productions International, Inc.                      Delaware
     Capital Cities/ABC Cable Holdings, Inc.                       Delaware
     Capital Cities Capital, Inc.                                  Delaware
     Capital Cities Entertainment Systems, Inc.                    Delaware
     Capital Cities Media, Inc.                                    New York
          Capital Cities/ABC Publishing/Far East, Inc.             Japan
          Fairchild Media Services, Inc.                           Delaware
          Fairchild Publications S.A.R.L.                          France
          Foothills Trader, Inc.                                   Connecticut
          Guilford Publishing Company, Inc.                        Delaware
          Imprint, Inc.                                            Delaware
          Mariner Newspapers, Inc.                                 New York
          Newside Publications, Inc.                               Delaware
          Pennysaver of Cape Cod, Inc.                             Massachusetts
          Practical Homeowner Holding Company, Inc.                New York
          Precision Marketing Services, Inc.                       Delaware
          Quad County Publishing, Inc.                             Illinois
     Capital Cities Vision, Inc.                                   New York
     CC Finance Holding Corporation                                Delaware
          Capital Cities/ABC Finance Company, Inc.                 Delaware

     CC Texas Holding Co., Inc.                                  Delaware
          KTRK Television, Inc.                                  Michigan
               Southfield Realty Company, Inc.                   Michigan
          Weehawken Corporation                                  Delaware
     CCC Properties, Inc.                                        New York
     Institutional Investor, Inc.                                Delaware
          Institutional Investor (Europe) Limited                United Kingdom
     JBS Productions Holding Company, Inc.                       Delaware
          a.k.a. Productions, Inc.                               Delaware
               The Andrew Adelson Company                        California
          AMBROCO Media Group, Inc.                              Delaware
          Canaka Productions, Inc.                               Delaware
               Class of '96 Productions, Inc.                    Delaware
          Empty Chair Productions, Inc.                          Delaware
          Greengrass Productions, Inc.                           Delaware
          Interglobal Productions, Inc.                          Delaware
               Fogash Films Limited                              Channel Islands
     The Kansas City Star Company (also owns the                 Missouri
       preferred stock of Capital Cities Media, Inc.)
     KQRS Holding Corporation                                    Delaware
          KQRS, Inc.                                             Delaware
     KRXY Holding Corporation                                    Delaware
          KRXY Radio, Inc.                                       Delaware
     Legal Com of Delaware, Inc.                                 Delaware
          Legal Communications Corporation                       Missouri
     Mexican Business Publishing, Inc.                           Delaware
     Mexican Publishing Company, Inc.                            Delaware
          Promotora Vina Sala, S.A. de C.V.                      Mexico
          (Stock is held 99.998% by Mexican Business
           Publishing, Inc. and .002% by Mexican
           Publishing Company, Inc.)
          Sibonei, S.A. de C.V.                                  Mexico
          (Stock is held 99.998% by Mexican Publishing
           Company, Inc. and .002% by Mexican Business
           Publishing, Inc.)
               Expansion, S.A.                                   Mexico
               (Stock is held 51% by Promotora Vina Sala,
                S.A. de C.V. and 49% by Sibonei, S.A.
                de C.V.)
     Nordic Investments, Inc.                                    Delaware
     The Oakland Press Company                                   Michigan
     Pennypower of Kansas, Inc.                                  Delaware
          Pennypower Shopping News, Inc.                         Kansas
     ST Partner, Inc.                                            Delaware
     Star-Telegram Newspaper, Inc.                               Delaware
          Media Transport, Inc.                                  Texas
          (Stock is held by Star-Telegram Operating, Ltd.,
           a Texas limited partnership, in which ST Partner,
           Inc. is the limited partner and Star-Telegram
           Newspaper, Inc. is the managing general partner)
     Sutton Industries, Inc.                                     Delaware
           J V Z Enterprises                                     California
           PSP & D, Inc.                                         Delaware
     TV Connection, Inc.                                         Delaware
     WBAP-KSCS Partner, Inc.                                     Delaware
     WBAP-KSCS Radio, Inc.                                       Delaware
     Wilson Publishing Company                                   Rhode Island